Trade Payables and Other Accrued Liabilities - Summary of Trade Payables and Other Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2013	Jan. 31, 2012	Jan. 31, 2011
Payables And Accruals [Abstract]
Trade payables	$ 592,529	$ 649,939
Interest payable	1,956	7,399
Staff cost related accruals	69,533	92,586
Contingent consideration	700		300
Other payables and accruals	121,726	109,162
Total trade payables and other accrued liabilities	$ 786,444	$ 859,086